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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                NOVEMBER 18, 2005
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                Date of Report (Date of earliest event reported)



                            WOODHEAD INDUSTRIES, INC
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-5971                   36-1982580
     (State or other         (Commission File Number)      (I.R.S Employer
     Jurisdiction of                                        Identification
      Incorporation)                                           Number)


                 3 Parkway North, Suite 550, Deerfield, IL 60035
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              (Address of principal executive offices) (Zip Code)


                                  847-236-9300
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[_] Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information set forth under this "Item 2.02 Results of Operations and Financial Condition" is intended to be furnished and such information including the Exhibits attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

On November 18, 2005 Woodhead Industries, Inc. issued a press release containing information about the Company's results of operations for the quarter and fiscal year ended October 1, 2005, which is attached hereto as Exhibit 99.01

The registrant hosted its fourth quarter earnings conference call on Friday December 18, 2005 at 11:00 a.m. Eastern Time. During this conference call, registrant presented its financial results for the quarter and fiscal year ended October 1, 2005, as well as certain other financial and operating information, which is attached hereto as Exhibit 99.02 and Exhibit 99.03.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

Exhibit Number

99.01       Press release of Registrant dated November 18, 2005
99.02       Fourth Quarter 2005 Earnings Conference Call
99.03       Fiscal 2004 and2005 Earnings Per Share Analysis


SIGNATURE


Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.


WOODHEAD INDUSTRIES, INC.

Date: November 23, 2005



BY: /s/ Robert H. Fisher
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Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)